                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     DATE OF REPORT (Date of earliest event reported) FEBRUARY 7, 2007

  AMERICAN EXPRESS             AMERICAN EXPRESS              AMERICAN EXPRESS
RECEIVABLES FINANCING        RECEIVABLES FINANCING        RECEIVABLES FINANCING
   CORPORATION II             CORPORATION III LLC           CORPORATION IV LLC

      (as Originators of the American Express Credit Account Master Trust)
      --------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)
                                  on behalf of
                  AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

   DELAWARE     13-3854638    333-130508-03     DELAWARE     20-0942395    333-130508     DELAWARE     20-0942445      333-130508-02
   (State or     (I.R.S.      (Commission      (State or      (I.R.S.      (Commission    (State or      (I.R.S.       (Commission
     Other       Employer     File Number)       Other        Employer    File Number)      Other       Employer       File Number)
 Jurisdiction  Identification                 Jurisdiction Identification               Jurisdiction   Identification
      of         Number)                           of         Number)                        of          Number)
 Incorporation                               Incorporation                              Incorporation
      or                                           or                                        or
 Organization)                               Organization)                              Organization)

     200 VESEY STREET, ROOM 138                 4315 SOUTH 2700 WEST, ROOM 1900               4315 SOUTH 2700 WEST, ROOM 1900
         MAIL STOP 01-31-12                           MAIL STOP 02-01-50                             MAIL STOP 02-01-56
      NEW YORK, NEW YORK 10285                    SALT LAKE CITY, UTAH 84184                     SALT LAKE CITY, UTAH 84184
           (212) 640-2000                               (801) 945-2550                                 (801) 945-2068
                                     (Address, Including Zip Code, and Telephone Number,
                                     Including Area Code, of each Registrant's Principal
                                                       Executive Offices)
                 N/A                                           N/A                                           N/A
(Former Name or Former Address, if        (Former Name or Former Address, if Changed         (Former Name or Former Address, if
     Changed Since Last Report)                         Since Last Report)                         Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.        On February 14, 2007, American Express Credit Account
                  Master Trust expects to issue Class A Floating Rate Asset Backed Certificates, Series 2007-1 and Class B Floating Rate Asset Backed Certificates, Series 2007-1 (the "SERIES 2007-1 CERTIFICATES"). On February 14, 2007, American Express Credit Account Master Trust expects to issue Class A Floating Rate Asset Backed Certificates, Series 2007-2 and Class B Floating Rate Asset Backed Certificates, Series 2007-2 (the "SERIES 2007-2 CERTIFICATES" and, together with the Series 2007-1 Certificates, the "CERTIFICATES").

                  Copies of the opinions of American Express Receivables Financing Corporation II, American Express Receivables Financing Corporation III LLC and American Express Receivables Financing Corporation IV LLC with respect to legality of the Certificates and copies of the opinions of Orrick, Herrington & Sutcliffe LLP with respect to certain federal tax matters, together with related consents of American Express Receivables Financing Corporation II, American Express Receivables Financing Corporation III LLC and American Express Receivables Financing Corporation IV LLC and Orrick, Herrington & Sutcliffe LLP to the incorporation by reference of such opinions as exhibits to the Registration Statement, are filed as Exhibits to this Report.

Item 9.01.

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Not applicable

                  (d) Exhibits: The following are filed as Exhibits to this Report:


Exhibit
Number

5.1 Opinion of American Express Receivables Financing Corporation II, American Express Receivables Financing Corporation III LLC and American Express Receivables Financing Corporation IV LLC with respect to legality.

5.2 Opinion of American Express Receivables Financing Corporation II, American Express Receivables Financing Corporation III LLC and American Express Receivables Financing Corporation IV LLC with respect to legality.

8.1 Opinion of Orrick, Herrington & Sutcliffe LLP with respect to certain tax matters.

8.2 Opinion of Orrick, Herrington & Sutcliffe LLP with respect to certain tax matters.

23.1 Consent of American Express Receivables Financing Corporation II (included in opinion filed as Exhibit 5.1).

23.2 Consent of American Express Receivables Financing Corporation III LLC (included in opinion filed as Exhibit 5.1).

23.3 Consent of American Express Receivables Financing Corporation IV LLC (included in opinion filed as Exhibit 5.1).

23.4 Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 8.1).

23.5 Consent of American Express Receivables Financing Corporation II (included in opinion filed as Exhibit 5.2).

23.6 Consent of American Express Receivables Financing Corporation III LLC (included in opinion filed as Exhibit 5.2).

23.7 Consent of American Express Receivables Financing Corporation IV LLC (included in opinion filed as Exhibit 5.2).

23.8 Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 8.2).

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                        AMERICAN EXPRESS RECEIVABLES FINANCING
                                        CORPORATION II,
                                        as originator of the Trust and
                                        Co-Registrant and as Transferor on
                                        behalf of the Trust as Co-Registrant


                                           By:       /s/ Maureen Ryan
                                               ---------------------------------
                                           Name:     Maureen Ryan
                                           Title:    President

                                        AMERICAN EXPRESS RECEIVABLES FINANCING
                                        CORPORATION III LLC,
                                        as originator of the Trust and
                                        Co-Registrant and as Transferor on
                                        behalf of the Trust as Co-Registrant


                                           By:       /s/ Andrea J. Moss
                                               ---------------------------------
                                           Name:     Andrea J. Moss
                                           Title:    President

                                        AMERICAN EXPRESS RECEIVABLES FINANCING
                                        CORPORATION IV LLC,
                                        as originator of the Trust and
                                        Co-Registrant and as Transferor on
                                        behalf of the Trust as Co-Registrant


                                           By:       /s/ Daniel L. Follett
                                               ---------------------------------
                                           Name:     Daniel L. Follett
                                           Title:    President

                                  EXHIBIT INDEX

EXHIBIT 5.1

Opinion of American Express Receivables Financing Corporation II, American Express Receivables Financing Corporation III LLC and American Express Receivables Financing Corporation IV LLC with respect to legality.

EXHIBIT 5.2

Opinion of American Express Receivables Financing Corporation II, American Express Receivables Financing Corporation III LLC and American Express Receivables Financing Corporation IV LLC with respect to legality.

EXHIBIT 8.1

Opinion of Orrick, Herrington & Sutcliffe LLP with respect to certain tax matters.

EXHIBIT 8.2

Opinion of Orrick, Herrington & Sutcliffe LLP with respect to certain tax matters.

EXHIBIT 23.1

Consent of American Express Receivables Financing Corporation II (included in opinion filed as Exhibit 5.1).

EXHIBIT 23.2

Consent of American Express Receivables Financing Corporation III LLC (included in opinion filed as Exhibit 5.1).

EXHIBIT 23.3

Consent of American Express Receivables Financing Corporation IV LLC (included in opinion filed as Exhibit 5.1).

EXHIBIT 23.4

Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as
Exhibit 8.1).

EXHIBIT 23.5

Consent of American Express Receivables Financing Corporation II (included in opinion filed as Exhibit 5.2).

EXHIBIT 23.6

Consent of American Express Receivables Financing Corporation III LLC (included in opinion filed as Exhibit 5.2).

EXHIBIT 23.7

Consent of American Express Receivables Financing Corporation IV LLC (included in opinion filed as Exhibit 5.2).

EXHIBIT 23.8

Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as
Exhibit 8.2).